UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2021

AGRIFY CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	001-39946	30-0943453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

76 Treble Cove Rd. Building 3 Billerica, MA 01862	01862
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 896-5243

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGFY	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously reported, on December 3, 2021, Agrify Corporation (the “Company”) entered into a binding letter of intent (the “LOI”) with PurePressure, LLC, a Colorado limited liability company (“PurePressure”) and the members of PurePressure (collectively, the “Members”) regarding a proposed acquisition of PurePressure by the Company.

On December 31, 2021, pursuant to the terms of the LOI, the Company entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with PurePressure, Benjamin Britton as the Member Representative thereunder, and each of the Members. Concurrently with the execution of the Purchase Agreement, the Company consummated the acquisition of all the outstanding equity interests of PurePressure, such that immediately after the consummation of such purchase, PurePressure became a wholly-owned subsidiary of the Company (the “Acquisition”).

Purchase Consideration

The aggregate consideration for the Acquisition consisted of: (a) $4.0 million in cash, subject to certain adjustments for working capital, cash and indebtedness of PurePressure at closing; (b) 329,179 shares of the Company’s common stock (the “Buyer Shares”); and (c) the Earn-out Consideration (as defined below), to the extent earned.

The Company withheld 88,878 of the Buyer Shares issuable to certain Members (the “Holdback Buyer Shares”) for the purpose of securing any post-closing adjustment owed to the Company and any claim for indemnification or payment of damages to which the Company may be entitled under the Purchase Agreement. The Holdback Buyer Shares shall be released following the twelve (12) month anniversary of the Closing Date in accordance with and subject to the conditions of the Purchase Agreement.

The Purchase Agreement includes customary post-closing adjustments, representations and warranties and covenants of the parties. The Members may become entitled to additional consideration with a value of up to $3.0 million based on the eligible net revenues achieved by the PurePressure business during the fiscal years ending December 31, 2022 and December 31, 2023, of which 40% will be payable in cash and the remaining 60% will be payable by issuing shares of the Company’s common stock (collectively, the “Earn-out Consideration”).

Subject to certain customary limitations, (i) the Members will indemnify the Company and its affiliates, officers, directors and other agents against certain losses related to, among other things, breaches of the Members’ and PurePressure’s representations and warranties, indebtedness, transaction expenses, pre-closing taxes and the failure to perform covenants or obligations under the Purchase Agreement, and (ii) the Company will indemnify the Members and their respective affiliates, officers, directors and other agents against certain losses related to, among other things, breaches of the Company’s representations and warranties and the failure to perform covenants or obligations under the Purchase Agreement.

The Purchase Agreement has been included to provide investors with information regarding its terms and is not intended to provide any financial or other factual information about the Company or PurePressure. In particular, the representations, warranties and covenants contained in the Purchase Agreement (i) were made only for purposes of that agreement and as of specific dates, (ii) were made solely for the benefit of the parties to the Purchase Agreement, (iii) may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purpose of allocating contractual risk between the parties to the Purchase Agreement rather than establishing those matters as facts and (iv) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. Accordingly, investors should not rely on the representations, warranties and covenants contained in the Purchase Agreement as characterizations of the actual state of facts or condition of the Company or PurePressure.

The foregoing summary of the Purchase Agreement and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and which is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 above concerning the Acquisition is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. The issuance of the shares of the Company’s common stock pursuant to the Purchase Agreement was and will be exempt from registration pursuant to Section 4(a)(2) of, and Rule 506 under Regulation D promulgated under, the Securities Act of 1933, as amended (the “Securities Act”).

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference is a copy of the press release issued on January 5, 2022 announcing the consummation of the Acquisition. Exhibit 99.1 is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Any financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

The Company hereby files or furnishes, as applicable, the following exhibits:

Exhibit No.	Description

2.1*	Membership Interest Purchase Agreement, dated as of December 31, 2021, among the registrant, PurePressure, LLC, Benjamin Britton as Member Representative, and each of the equity holders of PurePressure named therein

99.1**	Press Release of the registrant dated January 5, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

**	Furnished but not filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGRIFY CORPORATION

	By:	/s/ Timothy R. Oakes
Date: January 5, 2022		Timothy R. Oakes
Chief Financial Officer

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